SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000



                                   VIACOM INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                        001-09553                     04-2949533
---------------                 ------------                --------------------
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



1515 Broadway, New York, New York                                  10036
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000

Item 5.  Other Events
-------  ------------

                  On October 30, 2000, Viacom Inc., a Delaware corporation ("Viacom"), IBC Merger Corp., a Delaware corporation and a direct wholly owned subsidiary of Viacom ("Merger Sub"), and Infinity Broadcasting Corporation, a Delaware corporation ("Infinity"), entered into a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which Infinity will merge with and into Merger Sub (the "Merger") and Viacom will acquire all the issued and outstanding shares of Class A Common Stock, $.01 par value per share, of Infinity ("Infinity Class A Shares") not currently owned by Viacom. In the Merger, each outstanding Infinity Class A Share will be converted into the right to receive 0.592 of a share of Class B Common Stock, par value $.01 per share, of Viacom. Viacom currently holds 100% of Infinity's Class B Common Stock, par value $.01 per share (the "Infinity Class B Shares"), which represents approximately 64.3% of the total outstanding Infinity Class A Shares and Infinity Class B Shares and approximately 90.0% of the combined voting power of the Infinity Class A Shares and the Infinity Class B Shares. Viacom does not currently hold any Infinity Class A Shares.

                  A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

                  A copy of the press release issued by Viacom and Infinity on October 31, 2000 relating to the Merger is attached hereto as Exhibit 99.2.



Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (a)      Financial Statements of Businesses Acquired

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  99.1 Agreement and Plan of Merger among Viacom Inc., IBC Merger Corp., and Infinity Broadcasting Corporation, dated as of October 30, 2000.

                  99.2 Press release issued by Viacom Inc. and Infinity Broadcasting Corporation on October 31, 2000.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Viacom has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VIACOM INC.



Date: October 31, 2000                      By: /s/ Michael D. Fricklas
                                                ------------------------
                                                Name:  Michael D. Fricklas
                                                Title: Executive Vice President,
                                                         General Counsel and
                                                         Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit
   No.            Description
--------          --------------

  99.1 Agreement and Plan of Merger among Viacom Inc., IBC Merger Corp., and Infinity Broadcasting Corporation, dated as of October 30, 2000.

  99.2 Press release issued by Viacom Inc. and Infinity Broadcasting Corporation on October 31, 2000.